RiverNorth Funds

Supplement dated May 1, 2008 to the Prospectus dated February 1, 2008

The following paragraph replaces the second paragraph in the section entitled "The Fund's Principal Strategies" in the Prospectus:

"The Fund's adviser has the ability to allocate the Fund's investments among equities, fixed income securities, and cash and cash equivalents.  The adviser may allocate to the various asset classes either through the purchase of closed-end investment companies and ETFs (collectively, "Underlying Funds") or through direct investment in the various securities.  Allocations to asset classes, investment vehicles, sectors and countries are made based on the research and judgment of the adviser.  The adviser considers a number of factors when making these allocations, including fundamental and technical analysis to assess the relative risk and reward potential throughout the financial markets.  As a result, the percentages allocated to equities, fixed income securities and cash and cash equivalents will vary.  However, the adviser expects that approximately 40%-80% of the Fund's assets will be allocated to equity related  securities, without regard to market capitalization, style and sector.  Fixed income related securities of any maturity and credit quality are expected to comprise approximately 20%-60% of the Fund's investment portfolio, which may include investments in debt securities rated below investment grade.  The Fund does not expect to directly invest in securities rated below B- by Moody's Investor Services, Inc., although it may invest in an exchange traded fund ("ETF") or closed-end fund that hold securities rated below B- or that are in default."

The following paragraph replaces the third paragraph in the section entitled "The Fund's Principal Strategies" in the Prospectus:

"To achieve exposure to the asset classes discussed above, the Fund will typically invest more than 50% of its assets in Underlying Funds.  The remaining portion of the Fund's assets will be invested in individual equity and fixed income securities and alternative assets, such as real estate investment trusts ("REITS"), limited partnerships and structured securities, such as collateralized mortgage and debt obligations.  When considering investments in a closed-end fund, the adviser analyzes the Fund's portfolio to ascertain growth and income potential and uses historical models to determine whether the fund is trading at an attractive discount.  When shares of a closed-end fund can be purchased at a discount to net asset value, investors are buying a dollars worth of assets for less than a dollar.  The narrowing or elimination of the discount and/or the appreciation of the  value of the closed-end fund, will typically result in a gain to the Fund.  An ETF is a registered investment company that seeks to track the performance of a particular market index.  These indices include not only broad-market indices, but more specific indices as well, including those relating to particular sectors, markets, regions and industries.  ETFs will be selected based on their ability to offer specific sector and style exposure in a cost and tax efficient manner.  The Fund purchases ETF shares on the secondary market.  Unlike a mutual fund that allocates its assets among other mutual funds based on the perceived ability of the advisers to those mutual funds, the Fund's adviser actively manages the Fund's portfolio among the Underlying Funds based on the adviser's research and analysis of the market and the investment merit of the Underlying Funds themselves."

The following paragraph replaces the fifth paragraph in the section entitled "The Fund's Principal Strategies" in the Prospectus:

"The Fund may obtain exposure to below investment grade securities (i.e., junk bonds), debt obligations of foreign governments (i.e., sovereign debt obligations), supranational debt (i.e., debt issued by entities such as the World Bank and the Asian Development Bank), foreign currency transactions and commodities, principally through its investments in Underlying Funds and other investment companies that invest in these asset classes, although the Fund may also invest directly in such instruments."